THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 1, 2011 (the “Amendment Date”), is made by and between AUTOINFO, INC., a Delaware corporation (“Parent Company”) and its direct and indirect Subsidiaries, namely, SUNTECK TRANSPORT CO., INC. (“Sunteck”), ELEETS LOGISTICS, INC. (“Eleets Logistics”), E-TRANSPORT CARRIERS, INC. F/K/A SUNTECK TRANSPORT CARRIERS, INC. (“ETC”), SUNTECK GOVERNMENT LOGISTICS, INC. (“SGL”), SUNTECK TRANSPORT GROUP, INC., a Florida corporation (“STG”), RAILPORT SERVICES, INC., a Florida corporation (“RSI”) and AMERICAN SHIPPERS DISPATCH, INC. (“ASD”), all of which are Florida corporations (Parent Company, together with Sunteck, Eleets Logistics, ETC, SGL, RSI and ASD, herein called, collectively, the “Borrowers” and, individually, a “Borrower”), and REGIONS BANK (“Lender”), for the purpose of amending that certain Loan and Security Agreement, dated as of February 17, 2009, made between Borrowers and Lender (as amended to date and as further amended hereby, the “Loan Agreement”), as an accommodation to Borrowers made at their request in reliance by Lender on the terms and conditions herein contained.

1. Definitions, Etc.  Capitalized terms used in this Amendment, but not expressly defined herein, shall have the same meanings as given to such terms in the Loan Agreement.  Section references used in this Amendment shall mean Sections references in the Loan Agreement.

2. Amendments.  The Loan Agreement shall be amended as follows:

2.1 Addition of Definitions.  There shall be added to Section 1.1 of the Loan Agreement the following defined terms in the correct alphabetical order:

“Eleets” means Eleets Transportation Company, a Florida corporation.

“Eleets Acquisition” means the sale by Eleets to Eleets Logistics of all right, title and interest of Eleets in and to all of the assets and property held or used in connection with its “Truck Agent Division” business unit in exchange for the cancellation of certain Debt owed by Eleets to Eleets Logistics and other members of the “Sunteck Transport Group” (as that term is defined in the Eleets Acquisition Agreement).

“Eleets Acquisition Agreement” means the Asset Purchase Agreement, dated July 7, 2011, effective as of July 1, 2011, among Parent Company, Eleets Logistics, Sunteck, RSI, Eleets and Steele, together with all schedules and exhibits thereto, and as it may be amended or modified from time to time in accordance with Section 7.5d of this Agreement.

“Eleets Acquisition Documents” means (i) the Eleets Acquisition Agreement, and (ii) the “Brokerage Agent Agreement” and the “Truck Agent Agreement,” as those quoted terms are defined in the Omnibus Agreement.

“Eleets Parties” means Eleets and the other “Borrowers,” as that term is defined in the Omnibus Agreement (for avoidance of doubt, the Eleets Parties do not include any Borrowers).

“Omnibus Agreement” means the Omnibus Agreement, dated as of November 1, 2011, made among Parent Company, Eleets Logistics, ETC, RSI, Sunteck, STG, the Eleets Parties, Steele, and Wells Fargo Bank, National Association, together with all schedules and exhibits thereto, and as it may be amended or modified from time to time in accordance with Section 7.5(d) of this Agreement.

“Omnibus Transactions” means all those transactions described in and contemplated to occur by, between or among the parties to the Omnibus Agreement in connection therewith, including those set forth and described in Section 2.3 below.

“Second Amendment” means the Second Amendment to Loan and Security Agreement, dated April 28, 2011, made between the parties hereto, amending this Agreement.

“Steele” means Allen Steele, a resident of the State of Florida, individually.

“Third Amendment” means the Third Amendment to Loan and Security Agreement dated the Third Amendment Date, made between the parties hereto amending this Agreement.

“Third Amendment Effective Date” has the meaning set forth in the Third Amendment.

“Trigger Condition” means either (i) any Event of Default has occurred and  continuing thereafter until waived in writing by Lender or cured with Lender’s written consent; or (ii) Excess Availability is less than twenty percent (20%) of Working Capital Obligations then outstanding, and continuing thereafter until Excess Availability equals or exceeds twenty percent (20%) of Working Capital Obligations for at least sixty (60) days consecutively, as determined by Lender.

2.2 Interim Statements.  There shall be added to Section 6.6(b) of the Loan Agreement (Interim Statements) the following sentence at the present end thereof:

Notwithstanding the foregoing, from and after the Third Amendment Date, unless and except to the extent that a Trigger Condition has occurred which is then continuing, all such interim financial statements may be reported by Borrowers quarterly, instead of monthly, within forty-five (45) days after the end of each Fiscal Quarter.

2.3 Eleets Acquisition; Post-Closing Transactions.  Heretofore, pursuant to Section 7.4 of the Loan Agreement, as amended pursuant to the Second Amendment, Lender consented to the Eleets Acquisition,  subject to the fulfillment of certain conditions precedent, which Borrowers fulfilled as of the effective date of the Eleets Acquisition Agreement, upon which date the Eleets Acquisition was consummated substantially in accordance with the terms of the Eleets Acquisition Documents.  In furtherance of the transactions which have occurred or were contemplated to occur pursuant to the Eleets Acquisition Documents, Borrowers have requested that Lender further consent to the execution and delivery by Parent Company, Eleets Logistics, ETC, RSI, Sunteck and STG of the Omnibus Documents and their performance thereunder and, in connection therewith, that  Lender further consent to each of the following:

(i) that Eleets Logistics be removed as a Borrower under the Loan Agreement and the other Loan Documents;

(ii) that Eleets Logistics be released and forever discharged from any debt, liability or obligation under the Loan Agreement and the other Loan Documents;

(iii) that Lender release any Lien on, or security interest in, (A) any assets of Eleets Logistics, (B) the “Transferred Receivables”, as that quoted term is defined in the Omnibus Agreement, (C) all Equity Interests in Eleets Logistics (collectively, the “Eleets Logistics Collateral”), and, in furtherance thereof, that, on the Third Amendment Effective Date, that Lender caused to be filed, at Borrowers’ expense, UC-3 termination statements or releases in respect of the foregoing releases;

(iv) that (i) Lender consent to the sale, assignment, transfer and conveyance of the Transferred Receivables from Eleets Logistics to Eleets in accordance with the terms of the Omnibus Agreement and (ii) the “Logistics Stock Purchase” (as that quoted term is defined in the Omnibus Agreement); and

(v) that Lender agree that if hereafter Lender receives notice from Borrowers that any proceeds of Eleets Receivables have mistakenly been deposited into a Concentration Account, Lender will, at Borrowers’ direction (after Borrowers have provided Lender satisfactory documentation in regard thereto) cause such proceeds to be remitted as so provided in the Omnibus Agreement, at Borrowers’ expense.

Lender has considered the foregoing requests of Borrowers,  and hereby consents and agrees to each of them, subject, however, to the following conditions (herein called the “Omnibus Conditions”):

(a) that Lender shall have received a copy, as executed by the parties thereto, of the Omnibus Documents, to be substantially in the form of Exhibit A annexed hereto with all blanks completed and with such modifications, if any, thereto as Lender shall review and approve from time to time;

(b) that Lender shall have received satisfactory evidence that the Omnibus Transactions have been consummated by the parties thereto substantially in accordance with the terms of the executed Omnibus Documents, pursuant to a certificate from a Senior Officer of Parent to such effect, to be substantially in the form of in form Exhibit B attached hereto, which certificate shall include a statement of sources and uses concerning the Omnibus Transaction, together with pro forma financial statements and Borrowing Base certifications giving effect to the Omnibus Transactions as of Borrowers’ most recent Fiscal Month reported to Lender under Section 6.6(b) of the Loan Agreement.

(c) that the Eleets Acquisition Documents, the Omnibus Documents and the “Stock Purchase Agreement” described in subsection (e) below shall all constitute “Material Agreements” for all purposes of the Loan Agreement and the other Loan Documents.

(d) that Lender shall have reviewed and approved the “Purchase Price” (as that term is defined in the Omnibus Agreement) and that such “Purchase Price” shall have been remitted directly to the following Collections Account (and not to Eleets Logistics) for application to the Obligations:

Incoming Wire for Payment:

Regions Bank
ABA:                      062005690
Account:                110245-400100
Name:                      Corporate Clearing Account
Ref:                          Auto Info Obligor:  2580065790
 Contact: Anna Isbell (205) 264-5594

(e) that in respect of the “Logistics Stock Purchase” described in clause (iv) above prior to the consummation thereof Lender shall have received, reviewed and approved the terms of the Stock Purchase Agreement referenced in the definition of “Logistics Stock Purchase;”

(f) that, by their execution hereof, all Borrowers except Eleets Logistics, (1) acknowledge and consent to the release by Lender of Eleets Logistics as a Borrower and the release by Lender of the Eleets Logistics Collateral in connection therewith, all without any reduction to, impairment of, or release from any debt, liability or obligation of such Borrowers,  other than Eleets Logistics, to Lender under the Loan Agreement and the other Loan Documents, all of which shall be and remain in full force and effect, unchanged hereby; and (2) agree to indemnify, save and hold harmless Lender from any loss, damage, cost or expense occasioned by its execution hereof and performance hereunder as relates to the matters described in this Section 2.3;

(g) that, by its execution and delivery hereof, Eleets Logistics hereby relieves, releases and forever discharges Lender from any debt, liability or obligation to Eleets Logistics existing or arising under, pursuant to, or in connection with the Loan Agreement or any Loan Documents, including, without limitation, any in respect of any commitments of Lender made thereunder; and

(h) that in reference to clause (v) above, Borrowers shall take all necessary and appropriate actions hereafter (including any requested by Lender) to assure the segregation of Eleets Receivables (and the proceeds thereof) from the Collateral and if, despite such actions being undertaken, any commingling of Eleets Receivables (or proceeds thereof) occurs, to give Lender immediate written notice thereof with satisfactory documentation in regard thereto.

2.4 Name Change.  In respect of the change of the name of “Sunteck Transport Carriers, Inc.” to “E-Transport Carriers, Inc.,” which was made effective on June 17, 2011, Lender waives the Event of Default under Section 7.8 of the Loan Agreement (No Change in Name, Etc.) resulting from such name change occurring without Lender’s prior written consent, and Lender hereby gives its consent thereto.

2.5 EBITDA.  Section 8.1(a) of the Loan Agreement (EBITDA definition) is amended by adding thereto at the present end thereof the following clause:

; plus non-cash stock option expense.

2.6 Financial Covenants.  Section 8.2 of the Loan Agreement (Financial Covenants) shall be amended by adding thereto a new Section 8.3, to read as follows:

8.3.           Measurement Dates.  Notwithstanding any terms of Section 8.1 or 8.2 of the Loan Agreement to the contrary, from and after the Third Amendment Date, unless and except to the extent that any Trigger Condition has occurred which is then continuing, all references in said Sections 8.1 and Section 8.2 to “Fiscal Month” shall mean, instead, “Fiscal Quarter)” mutatis mutandis; provided, however, that, without limitation of the foregoing, with specific respect to Section 8.2(b) of the Loan Agreement Funded Debt to EBITDA Ratio), the references therein to “January 31” shall, as appropriate, be deemed changed to “March 31”.

3. Conditions Precedent.  Completion of the following to Lender’s satisfaction shall constitute express conditions precedent to the effectiveness of the amendments and consents set forth in Section 2 above (and the date on which all of the foregoing shall have occurred as determined by Lender being called herein the “Third Amendment Effective Date”): (i) Lender and Borrowers shall have executed and delivered this Amendment; and (ii) Borrowers shall have fulfilled all Omnibus Conditions (excepting any which by their express terms are intended to occur prospectively) to Lender’s satisfaction.

4. Representations and Warranties.  In order to induce Lender to enter into this Amendment, Borrowers hereby represent and warrant to Lender as follows:

4.1 Legal Right.  Each Borrower has the full power, right and legal authority to execute, deliver and perform its obligations under this Amendment;

4.2 Authorization.  Each Borrower has taken all necessary corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment;

4.3 Enforceability.  This Amendment constitutes a legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally;

4.4 No Default.  No Default or Event of Default has occurred and is continuing or would result from the execution, delivery and performance by each Borrower of this Amendment and the Omnibus Transactions.

4.5 No Offset.  No right of offset, no defense and no counterclaim exists in favor of either Borrower in regard to the payment and performance of the Obligations;

4.6 Representations.  The representations and warranties contained in the Loan Agreement and in each of the other Loan Documents to which each Borrower is a party remain true and complete on and as of the date hereof as though made on and as of the date hereof except for (i) changes which have occurred and which were not prohibited by the terms of the Loan Agreement or such other Loan Documents, (ii) to the extent that any such representation or warranty related to an earlier date, and (iii) as are affected by transactions specifically and expressly contemplated by the Loan Agreement.

5. Reference to and Effect on the Documents.

5.1 References.  Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Loan Agreement in the other Loan Documents other than the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

5.2 Effect.  Except as specifically amended hereby, the Loan Agreement and all other Loan Documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect, and are hereby ratified, confirmed and acknowledged by Borrowers.  The amendments set forth herein are limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or conditions of the Loan Agreement, any other Loan Document, or any document delivered pursuant thereto, or (ii) prejudice any right or rights which Lender may now or in the future have in connection with the Loan Agreement or any other Loan Document, or (iii) constitute a novation of the Loan Agreement or any other Loan Document.

6. Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with the substantive laws of the State of Georgia, without regard for its conflict of laws principles.

7. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Successors.  This Amendment shall be binding upon the permitted successors and assigns of the parties hereto.

9. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

10. Loan Document.  This Amendment constitutes a Loan Document under the Loan Agreement.

11. Amendment Fees.  None.

WITNESS the hands of Borrowers and Lender, as of the date first above written.

“BORROWERS”

AUTOINFO, INC.	[SEAL]

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

SUNTECK TRANSPORT CO., INC.	[SEAL]

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

E-TRANSPORT CARRIERS, INC. F/K/A SUNTECK TRANSPORT CARRIERS,	[SEAL]
INC.

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

SUNTECK GOVERMENT	[SEAL]
LOGISTICS, INC.

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

SUNTECK TRANSPORT	[SEAL]
GROUP, INC.

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

RAILPORT SERVICES, INC.	[SEAL]

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

AMERICAN SHIPPERS DISPATCH,	[SEAL]
INC.

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

ELEETS LOGISTICS, INC.	[SEAL]

By:	/s/ William I. Wunderlich
Name:	William I. Wunderlich
Title:	Chief Financial Officer

Accepted in Atlanta, Georgia

“LENDER”

REGIONS BANK

By:	/s/Sharon Cobb

Name:	Sharon Cobb

Title:	Senior Vice President